BLACKROCK FUNDSSM

BlackRock Global Long/Short Credit Fund

(the “Fund”)

Supplement dated December 1, 2017 to the

Statement of Additional Information (“SAI”) of the Fund, dated November 28, 2017

On July 24, 2017, Michael Phelps announced his plans to step down as the Head of European Fundamental Credit and to leave BlackRock, Inc. on December 31, 2017. Effective January 1, 2018, Michael Phelps will no longer serve as a portfolio manager of the Fund.

Accordingly, effective until January 1, 2018, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Michael Phelps, Joshua Tarnow, Jose Aguilar, Stephen Gough and Carly Wilson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2017.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Phelps	12 $23.25 Billion	20 $8.93 Billion	6 $1.74 Billion	0 $0	0 $0	2 $643.9 Million
Joshua Tarnow	5 $4.91 Billion	3 $407.6 Million	1 $338.0 Million	0 $0	0 $0	0 $0
Jose Aguilar	5 $477.8 Million	9 $3.83 Billion	1 $241.5 Million	0 $0	0 $0	0 $0
Stephen Gough	13 $63.89 Billion	9 $16.33 Billion	6 $1.88 Billion	0 $0	0 $0	1 $530.8 Million
Carly Wilson	4 $3.50 Billion	3 $554.9 Million	0 $0	0 $0	0 $0	0 $0

The last sentence of the second paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Messrs. Phelps, Aguilar and Gough are eligible to participate in these plans.

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of July 31, 2017.

Portfolio Manager	Dollar Range
Michael Phelps	Over $1 Million
Joshua Tarnow	Over $1 Million
Jose Aguilar	$50,001-$100,000
Stephen Gough	$50,001-$100,000
Carly Wilson	$50,001-$100,000

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Phelps, Tarnow, Aguilar and Gough and Ms. Wilson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Phelps, Tarnow, Aguilar and Gough and Ms. Wilson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

* * *

Shareholders should retain this Supplement for future reference.

SAI-GLSC-1217SUP

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